                     POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., and Domenick Pugliese and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Strategic Income Trust, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ John D. Carifa


Dated:  December 21, 1995




























00250223.AF2

                     POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., and Domenick Pugliese and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Strategic Income Trust, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ Ruth Block


Dated:  December 21, 1995




























00250223.AF2

                     POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., and Domenick Pugliese and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Strategic Income Trust, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ David H. Dievler


Dated:  December 21, 1995




























00250223.AF2

                     POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., and Domenick Pugliese and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Strategic Income Trust, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ James M. Hester


Dated:  December 21, 1995




























00250223.AF2

                     POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., and Domenick Pugliese and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Strategic Income Trust, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ Clifford L. Michel


Dated:  December 21, 1995




























00250223.AF2

                     POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., and Domenick Pugliese and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Global Strategic Income Trust, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Robert C. White


Dated:  December 21, 1995



























00250223.AF2